SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of Earliest Event Reported):
                                November 4, 1999


                                Case Corporation
             (Exact Name of Registrant as Specified in its Charter)



       Delaware                    1-13098                   76-0433811
    (State or other           (Commission File             (IRS Employer
    jurisdiction of                 Number)                Identification
    incorporation)                                            Number)


                   700 State Street, Racine, Wisconsin          53404
                (Address of principal executive offices)      (zip code)

                                 (414) 636-6011
              (Registrant's telephone number, including area code)



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Item 5.     Other Events

      On November 4, 1999, the registrant issued a press release announcing that the U.S. Department of Justice had approved the merger of Case and New Holland as more fully described in the attached press release, which is filed as Exhibit 99 hereto and is incorporated herein by reference.





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




Item 7.     Financial Statements and Exhibits

(c)         Exhibits.

            99 Press release of registrant dated November 4, 1999.





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


                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CASE CORPORATION


                                    By:     /s/ Kevin J. Hallagan
                                    Name:   Kevin J. Hallagan
                                    Title:  Associate General Counsel
                                            and Assistant Secretary


Date:  November 5, 1999





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


EXHIBIT INDEX

99          Press release of registrant dated November 4, 1999.








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